AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT is entered into as of 29 March 2012 (the "**Amendment Agreement**") and is supplemental to the 1992 ISDA Master Agreement dated as of 9 January 2008, as amended from time to time (the "**Master Agreement**") between Hermes Investment Management Limited (the "**Investment Manager**") acting as agent and signatory for each of the principals listed in Annex A to the Master Agreement (each such principal being a "**Party A**" and a "**Principal**") and HSBC Bank plc ("**Party B**").

WHEREAS

The parties wish to amend the Master Agreement.

NOW THEREFORE, in consideration of the mutual agreements contained in this Amendment Agreement, the parties agree as follows:

1. Amendments

1.1 Amendments to the Master Agreement, amendment agreements and Credit Support Annexes

The parties agree that this Amendment Agreement shall amend the Master Agreement dated as of 9 January 2008 entered into between the parties, and shall supersede and restate in their entirety all existing amendment agreements and Credit Support Annexes to the Master Agreement currently in force.

1.2 New Annex A

Annex A to the Master Agreement shall be deleted and replaced with the Annex A set forth in Attachment I.

1.3 Corrections

In Part 5(8)(c)(i) of the Schedule to the Master Agreement, the words "Parts 2, 5 and 6" in the 5th line shall be deleted and replaced with the words "Sections 2, 5 and 6".

In Part 5(8)(c)(ii) of the Schedule to the Master Agreement, the word "Part" in the first line shall be replaced with the word "Section".

1.4 Investment Manager

Part 5(9) of the Schedule to the Master Agreement shall be deleted and replaced with the following:

"**(9) Investment Manager.** The Investment Manager is entering into this Agreement solely in its capacity as the agent of the relevant Principal and not in its personal capacity".

1.5 UK Pension Funds

Part 5(17) of the Master Agreement shall be deleted.

The provisions contained in Attachment II shall be inserted as Part 7 to the Master Agreement and shall apply to each Principal identified as a "UK Pension Fund" in the "Entity Type" column in Annex A to the Master Agreement.

1.6 Irish UCITS

The provisions contained in Attachment III shall be inserted as Part 8 to the Master Agreement and shall apply each Principal identified as an "Irish UCITS Principal" in the "Entity Type" column in Annex A to the Master Agreement.

1.7 Guernsey Protected Cell Company

The provisions contained in Attachment IV shall be inserted as Part 9 to the Master Agreement and shall apply to each Principal identified as a "Guernsey Protected Cell" in the "Entity Type" column in Annex A to the Master Agreement.

1.8 Credit Support Annex

Each Principal for which an Exhibit is specified opposite its name in the "Applicable CSA" column in Annex A to the Master Agreement shall be deemed to have entered into a Credit Support Annex with Party B in the form set out in Exhibit 1 together with one of the sets of elections and variables set in Exhibits 2 to 4. Annex A to the Master Agreement will specify the Exhibit opposite the name of such Principal. Such Credit Support Annex shall form part of the Master Agreement between such Principal and Party B, and shall replace any existing Credit Support Annex between such Principal and Party B.

2. Conditions Precedent

It is a condition precedent to the effectiveness of this Amendment Agreement that, as of the date thereof, (i) all representations and warranties made under the Master Agreement are true and correct, and (ii) there exists no Event of Default or Potential Event of Default thereunder.

3. References

All references in the Master Agreement to "this Agreement" (or words or phrases of similar meaning) shall be deemed to be references to the Master Agreement as amended by this Amendment Agreement.

4. Miscellaneous

4.1. Except as specifically amended hereby, the Master Agreement shall continue in full force and effect in accordance with the provisions hereof and nothing herein contained shall be construed as a waiver or modification of the existing rights under the Master Agreement, except as such rights are expressly modified hereby.

4.2. **Capitalised Terms**. All capitalised terms used in this Amendment Agreement without definition shall have the meanings given to such terms in the Master Agreement.

4.3. **Entire Agreement.** This Amendment Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof. The Amendment Agreement shall be governed by and construed in accordance with the laws of England, and may be executed in counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

4.4. **Counterparts.** This Amendment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

Hermes Investment Management Limited acting as agent and signatory for each Principal listed in Annex A to the Master Agreement

By: MSGreen
Authorised Signatory:
Title:
Date:

HSBC Bank plc

By: JMelton
Authorised Signatory:
Title: JILLIAN MELTON
Date: AUTHORISED SIGNATORY
30/03/12.

ATTACHMENT I

ANNEX A to the Master Agreement

	Principal	Entity Type	Applicable CSA
1.	BT Pension Scheme Trustees Limited as Trustees of the BT Pension Scheme	UK Pension Fund	For non-FX Transactions: Exhibit 2 For certain FX Transactions: Exhibit 3
2.	Royal Mail Pensions Trustees Limited as Trustees of the Royal Mail Pension Plan	UK Pension Fund	N/A
3.	Hermes Pension Trustees Limited as trustees of the Hermes Group Pension Scheme	UK Pension Fund	N/A
4.	Hermes Investment Funds public limited company for and in respect of Hermes UK Small and Mid Cap Companies Fund	Irish UCITS Principal	Exhibit 4
5.	Hermes Investment Funds public limited company for and in respect of Hermes Quant Global Equity Fund	Irish UCITS Principal	Exhibit 4
6.	Hermes Investment Funds public limited company for and in respect of Hermes Pan-European Small Cap Companies Fund	Irish UCITS Principal	Exhibit 4
7.	Hermes Investment Funds public limited company for and in respect of Hermes Global Emerging Markets	Irish UCITS Principal	Exhibit 4
8.	Hermes Investment Funds public limited company for and in respect of Hermes UK Smaller Companies Fund	Irish UCITS Principal	Exhibit 4
9.	Hermes Investment Funds public limited company for and in respect of Hermes Global Equities Selection Fund	Irish UCITS Principal	Exhibit 4
10.	Hermes Investment Funds public limited company for and in respect of Hermes Sourcecap European Alpha Fund	Irish UCITS Principal	Exhibit 4
11.	Hermes Investment Funds public limited company for and in respect of Hermes Japan Small and Mid Cap Companies Fund	Irish UCITS Principal	Exhibit 4
12.	Hermes Investment Funds public limited company for and in respect of Hermes Japan Equity Fund	Irish UCITS Principal	Exhibit 4
13.	Hermes Investment Funds public limited company for and in respect of Hermes Global High Yield Bond Fund	Irish UCITS Principal	Exhibit 4

14.	Hermes Investment Funds public limited company for and in respect of Hermes Global Investment Grade Fund	Irish UCITS Principal	Exhibit 4
15.	Hermes Commodities Index PCC Limited in the name and on behalf of the USD Cell	Guernsey Protected Cell	N/A
16.	Hermes Commodities Index PCC Limited in the name and on behalf of the EUR Cell	Guernsey Protected Cell	N/A
17.	Hermes Commodities Index PCC Limited in the name and on behalf of the JPY Cell	Guernsey Protected Cell	N/A
18.	Hermes Commodities Index Plus PCC Limited in the name and on behalf of the GBP Cell	Guernsey Protected Cell	N/A
19.	Hermes Commodities Index Plus PCC Limited in the name and on behalf of the USD Cell	Guernsey Protected Cell	N/A
20.	Hermes Commodities Index Plus PCC Limited in the name and on behalf of the EUR Cell	Guernsey Protected Cell	N/A
21.	Hermes Commodities Index Plus PCC Limited in the name and on behalf of the JPY Cell	Guernsey Protected Cell	N/A
22.	Hermes Commodities Alpha PCC Limited in the name and on behalf of the GBP Cell	Guernsey Protected Cell	N/A
23.	Hermes Commodities Alpha PCC Limited in the name and on behalf of the USD Cell	Guernsey Protected Cell	N/A
24.	Hermes Commodities Alpha PCC Limited in the name and on behalf of the EUR Cell	Guernsey Protected Cell	N/A

ATTACHMENT II

Part 7 - UK Pension Funds

The following provisions shall apply where Party A is identified in Annex A to the Master Agreement as a UK Pension Fund.

(a) **Credit Event upon Merger.** With respect to Party A only, the provisions of Section 5(b)(iv) of this Agreement shall be deleted in their entirety and shall be replaced with the following provision:

"(v) ***Plan Merger***. Party A does anything or takes any action or step to merge, consolidate or combine the Scheme with any other pension plan or pension fund whereby any assets are to be transferred to or from the Scheme or any assets of the Scheme are to become available for the payment of any benefits or other liabilities of the other pension plan and, as a result thereof, Party B concludes, in its reasonable judgement, that Party A may not, or will not, be able to satisfy its liabilities and obligations under this Agreement;"

(b) **Additional Termination Event.** The following shall be added as a new Part 5(17) of the Agreement;

"The occurrence of any of the following events will constitute an Additional Termination Event (for which Party A will be the Affected Party and all Transactions will be Affected Transactions):

(i) the Board of the Pension Protection Fund ("**PPF**") approves under section 144 of the Pensions Act 2004 (the "**Act**") an actuarial valuation under section 143 of the Act which verifies that the amount of the protected liabilities (within the meaning of section 131 of the Act) of the Scheme exceeds the value of its assets (each calculated at the relevant time for the purposes of that valuation);

(ii) the PPF determines under section 152(2) that it must accept responsibility for the Scheme; or

(iii) the PPF approves under section 158(3) of the Act an actuarial valuation (within the meaning of section 143 of the Act) which verifies that the amount of the protected liabilities of the Scheme exceeds the value of its assets (each calculated at the relevant time for the purposes of that valuation);

provided that in each case there shall be no Additional Termination Event if the PPF, prior to the designation of an Early Termination Date by Party B under Section 6(b)(iv) as the result of the occurrence of one of the above events, has executed and issued a deed to Party B, in form and substance satisfactory to Party B, providing that it will not, following the issue of a transfer notice pursuant to section 160 of the Act, use its powers under section 161 of the Act (or any regulations made thereunder) to disapply or amend any terms or conditions of this Agreement or terminate this Agreement or any Transaction under this Agreement (unless such disapplication, amendment or termination is permitted under the express terms of the Agreement)."

(c) **Additional Document to Deliver.** In addition to the documents specified in Part 3(b) of this Schedule, the following documents shall constitute additional documents to be delivered for the purposes of Section 4(a)(ii) of this Agreement:-

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A	A copy of the Scheme's most recent actuarial valuation.	Promptly following request by Party B	No
Party A	A certified copy of the statement of investment principles appearing as an appendix to the most recent annual report of the Scheme as supplemented by any variations thereto (the "**Statement of Investment Principles**")	Promptly following request by Party B	Yes

(d) **Additional Agreements.** Section 4 is amended by the addition at the end thereof of the following additional agreements, which shall apply to Party A only:

"(f) ***Scheme Arrangements.***

In addition to its agreements under Section 4 of the Agreement, Party A agrees that if an assessment period begins in relation to the Scheme for the purposes of Part 2 of the Pensions Act 2004 (an "**Assessment Period**"), Party A agrees to provide to Party B any information reasonably requested by Party B relating to any discussions of Party A with the Board of the Pension Protection Fund that are or may be material to the rights and obligations of Party A under this Agreement."

(e) **Representations applicable to Party A.** With respect to Party A only, the following representation shall be added as Section 3(a)(vi) to the Agreement:

"(vi) **Recourse.** Subject to the Trust Deed and rules (as defined in Part 3(b)) and applicable law, no circumstances are known to the Trustee that would or may prevent either the Investment Manager the Trustee from having recourse to the assets of the Scheme for the purposes of meeting such obligations."

(f) **Additional Events of Default.** Section 5(a) is amended to include the occurrence at any time of any of the following events with respect to Party A only:-

(i) ***Winding up of the Scheme.*** The occurrence of any of the following events in relation to the Scheme:

(1) an action for the administration of the Scheme pursuant to Rule 64.2 of the Civil Procedure Rules or any replacement of that Rule;

(2) a winding up of the Scheme is commenced in accordance with the Trust Deed and Rules; or

(3) the Pensions Regulator orders a winding up of the Scheme.

(ii) ***Board of the Pension Protection Fund.*** Following an Assessment Period in relation to the Scheme, the Board of the PPF determines or decides for any reason that the Scheme is ineligible to be brought into the PPF, unless the Scheme is ineligible because it has more than enough assets to secure benefits to the beneficiaries of the Scheme on winding-up of the Scheme at a level greater than the compensation that the Board of the PPF would have been required to pay to the beneficiaries of the Scheme if it had assumed responsibility for the Scheme under Part 2 of the Pensions Act 2004;

(iii) ***Insolvency of Participating Employer.*** Any event described in Section 5(a)(vii) (Bankruptcy) of this Agreement occurs in relation to an employer participating in the Scheme;

(iv) ***Failure of New Trustee to Assume Obligations.*** A New Trustee is appointed and it fails to assume the obligations of Party A under this Agreement as provided in Part 7(g) of this Schedule or to deliver to Party B a letter confirming assumption of liability by the New Trustee, in either case within 30 days of its appointment; or

(v) ***Loss of Indemnity.*** Party A loses, for any reason whatsoever (whether or not related to this Agreement), the right to be indemnified out of the assets of the Scheme in respect of any obligation undertaken by it under this Agreement or under any Transaction.

(g) **Successor Trustee.** The Trustee hereby covenants and agrees that it shall promptly notify Party B of the appointment of a replacement, successor, additional or new trustee of the Trust (each a "**New Trustee**") and the identity of any such New Trustee. Additionally, Party A hereby covenants and agrees that it shall not consent to, approve or otherwise permit any New Trustee to replace the Trustee unless such New Trustee has agreed to assume all of the obligations of the Trustee hereunder in such form and substance as shall be reasonably acceptable to Party B.

ATTACHMENT III

Part 8 - Irish UCITS Provisions

The following provisions shall apply where Party A is identified in Annex A to the Master Agreement as an Irish UCITS Principal.

Definitions

"**Acts**" means the Irish Companies Acts 1963 to 2009, as the same has been, or may be from time to time, amended.

"**Irish UCITS Principal**" means each Principal designated as an Irish UCITS Principal in Annex A to the Master Agreement.

"**Irish UCITS Regulations**" means the European Communities (Undertakings for Collective Investment in Transferable Securities) Regulations 2003 (S.I. No. 211 of 2003), as may be amended, supplemented or consolidated from time to time, including by the European Communities (Undertakings for Collective Investment in Transferable Securities) (Amendment) Regulations 2003 (S.I. No. 212 of 2003).

"**Irish Regulator**" means the Irish Financial Services Regulatory Authority, as a constituent part of the Central Bank and Financial Services Authority of Ireland (which shall, where appropriate, be deemed to include reference to any previous or subsequent regulator of the Irish UCITS Principals).

(i) Investment Manager's authority

The Parties acknowledge that Hermes Investment Funds plc, being an open-ended umbrella investment company with variable capital and with segregated liability between funds, authorised by the Irish Regulator pursuant to the Irish UCITS Regulations, will act on behalf of each Irish UCITS Principal on a several and not joint basis.

(ii) Valuations

Party B shall, upon request by Party A, provide to Party A a valuation of each Transaction, calculated in accordance with Party B's standard valuation procedures as communicated to Party A upon request.

(iii) Optional Early Termination

Unilateral Right to Termination. Subject to no Event of Default, Potential Event of Default or Additional Termination Event having occurred and continuing, Party A shall have the right, at any time to terminate any Transaction in whole but not in part prior to the scheduled Termination Date. If Party A elects to terminate a Transaction, it shall notify Party B in writing, as soon as possible, of the designated Early Termination Date in respect of such Transaction. Where a Transaction is terminated in accordance with this Optional Early

Termination clause, the amount payable will be determined by Party B in accordance with Section 6(e)(ii)(1) of the Agreement, on the basis that (i) such termination constitutes a Termination Event; (ii) such Transaction is the sole Affected Transaction; (iii) the date that such Transaction terminates is the Early Termination Date and (iv) Party A is the sole Affected Party.

ATTACHMENT IV

Part 9 - Guernsey Protected Cell Company Provisions.

The following provisions shall apply where Party A is identified in Annex A to the Master Agreement as a Guernsey Protected Cell.

(i) Definitions

"**Guernsey Protected Cell**" means each Principal designated as a Guernsey Protected Cell in Annex A to the Master Agreement.

"**PCC Statute**" means the Companies (Guernsey) Law, 2008 as amended from time to time.

(ii) Additional Representations

Notwithstanding anything in this Agreement to the contrary, in respect of each Guernsey Protected Cell, Party A represents, and Party B acknowledges, that:

(a) the company, which has established such Guernsey Protected Cell (the "**PCC**") is a protected cell company under the PCC Statute and that where the PCC enters into a transaction in respect of a Guernsey Protected Cell, a claim by any person in connection with that transaction or liability will extend only to the cellular assets of the Guernsey Protected Cell.

(b) entering into the Transaction does not breach the investment restrictions applicable to the PCC and/or the Guernsey Protected Cell.

EXHIBIT 1

Form of 1995 Credit Support Annex (Transfer)

(Bilateral Form - Transfer)[1] (ISDA Agreements Subject to English Law)[2]

ISDA®

International Swaps and Derivatives Association, Inc.

CREDIT SUPPORT ANNEX

to the Schedule to the

ISDA Master Agreement

dated as of 29 March 2012

Hermes Investment Management Limited acting as agent for each of the principals in Annex A to the Agreement between and HSBC Bank plc

("Party A") ("Party B")

This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above and is part of its Schedule. For the purposes of this Agreement, including, without limitation, Sections 1(c), 2(a), 5 and 6, the credit support arrangements set out in this Annex constitute a Transaction (for which this Annex constitutes the Confirmation).

Paragraph 1. Interpretation

Capitalised terms not otherwise defined in this Annex or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 10, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 11 and the other

1 This document is not intended to create a charge or other security interest over the assets transferred under its terms. Persons intending to establish a collateral arrangement based on the creation of a charge or other security interest should consider using the ISDA Credit Support Deed (English law) or the ISDA Credit Support Annex (New York law), as appropriate.

2 This Credit Support Annex has been prepared for use with ISDA Master Agreements subject to English law. Users should consult their legal advisers as to the proper use and effect of this form and the arrangements it contemplates. In particular, users should consult their legal advisers if they wish to have the Credit Support Annex made subject to a governing law other than English law or to have the Credit Support Annex subject to a different governing law than that governing the rest of the ISDA Master Agreement (e.g., English law for the Credit Support Annex and New York law for the rest of the ISDA Master Agreement).

provisions of this Annex, Paragraph 11 will prevail. For the avoidance of doubt, references to "transfer" in this Annex mean, in relation to cash, payment and, in relation to other assets, delivery.

Paragraph 2. Credit Support Obligations

(a) ***Delivery Amount.*** Subject to Paragraphs 3 and 4, upon a demand made by the Transferee on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Transferor's Minimum Transfer Amount, then the Transferor will transfer to the Transferee Eligible Credit Support having a Value as of the date of transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 11(b)(iii)(D)). Unless otherwise specified in Paragraph 11(b), the "Delivery Amount" applicable to the Transferor for any Valuation Date will equal the amount by which:

(i) the Credit Support Amount

exceeds

(ii) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

(b) ***Return Amount.*** Subject to Paragraphs 3 and 4, upon a demand made by the Transferor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Transferee's Minimum Transfer Amount, then the Transferee will transfer to the Transferor Equivalent Credit Support specified by the Transferor in that demand having a Value as of the date of transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 11(b)(iii)(D)) and the Credit Support Balance will, upon such transfer, be reduced accordingly. Unless otherwise specified in Paragraph 11(b), the "Return Amount" applicable to the Transferee for any Valuation Date will equal the amount by which:

(i) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date)

exceeds

(ii) the Credit Support Amount.

Paragraph 3. Transfers, Calculations and Exchanges

(a) ***Transfers.*** All transfers under this Annex of any Eligible Credit Support, Equivalent Credit Support, Interest Amount or Equivalent Distributions shall be made in accordance with the instructions of the Transferee or Transferor, as applicable, and shall be made:

(i) in the case of cash, by transfer into one or more bank accounts specified by the recipient;

(ii) in the case of certificated securities which cannot or which the parties have agreed will not be delivered by book-entry, by delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, transfer tax stamps and any other documents necessary to constitute a legally valid transfer of the transferring party's legal and beneficial title to the recipient; and

(iii) in the case of securities which the parties have agreed will be delivered by book-entry, by the giving of written instructions (including, for the avoidance of doubt, instructions given by telex, facsimile transmission or electronic messaging system) to the relevant depository institution or other entity specified by the recipient, together with a written copy of the instructions to the recipient, sufficient, if complied with, to result in a legally effective transfer of the transferring party's legal and beneficial title to the recipient.

Subject to Paragraph 4 and unless otherwise specified, if a demand for the transfer of Eligible Credit Support or Equivalent Credit Support is received by the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the date such demand is received; if a demand is received after the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the day after the date such demand is received.

(b) *Calculations.* All calculations of Value and Exposure for purposes of Paragraphs 2 and 4(a) will be made by the relevant Valuation Agent as of the relevant Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or, in the case of Paragraph 4(a), following the date of calculation).

(c) *Exchanges.*

(i) Unless otherwise specified in Paragraph 11, the Transferor may on any Local Business Day by notice inform the Transferee that it wishes to transfer to the Transferee Eligible Credit Support specified in that notice (the "New Credit Support") in exchange for certain Eligible Credit Support (the "Original Credit Support") specified in that notice comprised in the Transferor's Credit Support Balance.

(ii) If the Transferee notifies the Transferor that it has consented to the proposed exchange, (A) the Transferor will be obliged to transfer the New Credit Support to the Transferee on the first Settlement Day following the date on which it receives notice (which may be oral telephonic notice) from the Transferee of its consent and (B) the Transferee will be obliged to transfer to the Transferor Equivalent Credit Support in respect of the Original Credit Support not later than the Settlement Day following the date on which the Transferee receives the New Credit Support, unless otherwise specified in Paragraph 11(d) (the "Exchange Date"); *provided* that the Transferee will only be obliged to transfer Equivalent Credit Support with a Value as of the date of transfer as close as practicable to, but in any event not more than, the Value of the New Credit Support as of that date.

Paragraph 4. Dispute Resolution

(a) ***Disputed Calculations or Valuations***. If a party (a "Disputing Party") reasonably disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, then:

(1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following, in the case of (I) above, the date that the demand is received under Paragraph 2 or, in the case of (II) above, the date of transfer;

(2) in the case of (I) above, the appropriate party will transfer the undisputed amount to the other party not later than the close of business on the Settlement Day following the date that the demand is received under Paragraph 2;

(3) the parties will consult with each other in an attempt to resolve the dispute; and

(4) if they fail to resolve th e dispute by the Resolution Time, then:

(i) in the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 11(c), the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

(A) utilising any calculations of that part of the Exposure attributable to the Transactions that the parties have agreed are not in dispute;

(B) calculating that part of the Exposure attributable to the Transactions in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; *provided* that if four quotations are not available for a particular Transaction, then fewer than four quotations may be used for that Transaction, and if no quotations are available for a particular Transaction, then the Valuation Agent's original calculations will be used for the Transaction; and

(C) utilising the procedures specified in Paragraph 11(c)(ii) for calculating the Value, if disputed, of the outstanding Credit Support Balance;

(ii) in the case of a dispute involving the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, the Valuation Agent will recalculate the Value as of the date of transfer pursuant to Paragraph 11(c)(ii).

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) as soon as possible but in any event not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following such notice given by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraph 3(a), make the appropriate transfer.

(b) *No Event of Default.* The failure by a party to make a transfer of any amount which is the subject of a dispute to which Paragraph 4(a) applies will not constitute an Event of Default for as long as the procedures set out in this Paragraph 4 are being carried out. For the avoidance of doubt, upon completion of those procedures, Section 5(a)(i) of this Agreement will apply to any failure by a party to make a transfer required under the final sentence of Paragraph 4(a) on the relevant due date.

Paragraph 5. Transfer of Title, No Security Interest, Distributions and Interest Amount

(a) *Transfer of Title.* Each party agrees that all right, title and interest in and to any Eligible Credit Support, Equivalent Credit Support, Equivalent Distributions or Interest Amount which it transfers to the other party under the terms of this Annex shall vest in the recipient free and clear of any liens, claims, charges or encumbrances or any other interest of the transferring party or of any third person (other than a lien routinely imposed on all securities in a relevant clearance system).

(b) *No Security Interest.* Nothing in this Annex is intended to create or does create in favour of either party any mortgage, charge, lien, pledge, encumbrance or other security interest in any cash or other property transferred by one party to the other party under the terms of this Annex.

(c) *Distributions and Interest Amount.*

(i) *Distributions.* The Transferee will transfer to the Transferor not later than the Settlement Day following each Distributions Date cash, securities or other property of the same type, nominal value, description and amount as the relevant Distributions ("Equivalent Distributions") to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

(ii) *Interest Amount.* Unless otherwise specified in Paragraph 11(f)(iii), the Transferee will transfer to the Transferor at the times specified in Paragraph 11(f)(ii) the relevant Interest Amount to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

Paragraph 6. Default

If an Early Termination Date is designated or deemed to occur as a result of an Event of Default in relation to a party, an amount equal to the Value of the Credit Support Balance, determined as though the Early Termination Date were a Valuation Date, will be deemed to be an Unpaid Amount due to the Transferor (which may or may not be the Defaulting Party) for purposes of Section 6(e). For the avoidance of doubt, if Market Quotation is the applicable payment measure for purposes of Section 6(e), then the Market Quotation determined under Section 6(e) in relation to the Transaction constituted by this Annex will be deemed to be zero, and, if Loss is the applicable payment measure for purposes of Section 6(e), then the Loss determined under Section 6(e) in relation to the Transaction will be limited to the Unpaid Amount representing the Value of the Credit Support Balance.

Paragraph 7. Representation

Each party represents to the other party (which representation will be deemed to be repeated as of each date on which it transfers Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions) that it is the sole owner of or otherwise has the right to transfer all Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions it transfers to the other party under this Annex, free and clear of any security interest, lien, encumbrance or other restriction (other than a lien routinely imposed on all securities in a relevant clearance system).

Paragraph 8. Expenses

Each party will pay its own costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer it is required to make under this Annex) in connection with performing its obligations under this Annex, and neither party will be liable for any such costs and expenses incurred by the other party.

Paragraph 9. Miscellaneous

(a) ***Default Interest.*** Other than in the case of an amount which is the subject of a dispute under Paragraph 4(a), if a Transferee fails to make, when due, any transfer of Equivalent Credit Support, Equivalent Distributions or the Interest Amount, it will be obliged to pay the Transferor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value on the relevant Valuation Date of the items of property that were required to be transferred, from (and including) the date that the Equivalent Credit Support, Equivalent Distributions or Interest Amount were required to be transferred to (but excluding) the date of transfer of the Equivalent Credit Support, Equivalent Distributions or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) ***Good Faith and Commercially Reasonable Manner.*** Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(c) ***Demands and Notices.*** All demands and notices given by a party under this Annex will be given as specified in Section 12 of this Agreement.

(d) ***Specifications of Certain Matters.*** Anything referred to in this Annex as being specified in Paragraph 11 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 10. Definitions

As used in this Annex:

"Base Currency" means the currency specified as such in Paragraph 11(a)(i).

"Base Currency Equivalent" means, with respect to an amount on a Valuation Date, in the case of an amount denominated in the Base Currency, such Base Currency amount and, in the case of an amount denominated in a currency other than the Base Currency (the "Other Currency"), the amount of Base Currency required to purchase such amount of the Other Currency at the spot exchange rate determined by the Valuation Agent for value on such Valuation Date.

"Credit Support Amount" means, with respect to a Transferor on a Valuation Date, (i) the Transferee's Exposure plus (ii) all Independent Amounts applicable to the Transferor, if any, minus (iii) all Independent Amounts applicable to the Transferee, if any, minus (iv) the Transferor's Threshold; *provided, however,* that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

"Credit Support Balance" means, with respect to a Transferor on a Valuation Date, the aggregate of all Eligible Credit Support that has been transferred to or received by the Transferee under this Annex, together with any Distributions and all proceeds of any such Eligible Credit Support or Distributions, as reduced pursuant to Paragraph 2(b), 3(c)(ii) or 6. Any Equivalent Distributions or Interest Amount (or portion of either) not transferred pursuant to Paragraph 5(c)(i) or (ii) will form part of the Credit Support Balance.

"Delivery Amount" has the meaning specified in Paragraph 2(a).

"Disputing Party" has the meaning specified in Paragraph 4.

"Distributions" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time.

"Distributions Date" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support is entitled to receive Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

"Eligible Credit Support" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 11(b)(ii) including, in relation to any securities, if applicable, the proceeds of any redemption in whole or in part of such securities by the relevant issuer.

"Eligible Currency" means each currency specified as such in Paragraph 11(a)(ii), if such currency is freely available.

"Equivalent Credit Support" means, in relation to any Eligible Credit Support comprised in the Credit Support Balance, Eligible Credit Support of the same type, nominal value, description and amount as that Eligible Credit Support.

"Equivalent Distributions" has the meaning specified in Paragraph 5(c)(i).

"Exchange Date" has the meaning specified in Paragraph 11(d).

"Exposure" means, with respect to a party on a Valuation Date and subject to Paragraph 4 in the case of a dispute, the amount, if any, that would be payable to that party by the other party (expressed as a positive number) or by that party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(1) of this Agreement if all Transactions (other than the Transaction constituted by this Annex) were being terminated as of the relevant Valuation Time, on the basis that (i) that party is not the Affected Party and (ii) the Base Currency is the Termination Currency; *provided* that Market Quotations will be determined by the Valuation Agent on behalf of that party using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent Amount" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11 (b)(iii)(A); if no amount is specified, zero.

"Interest Amount" means, with respect to an Interest Period, the aggregate sum of the Base Currency Equivalents of the amounts of interest determined for each relevant currency and calculated for each day in that Interest Period on the principal amount of the portion of the Credit Support Balance comprised of cash in such currency, determined by the Valuation Agent for each such day as follows:

(x) the amount of cash in such currency on that day; multiplied by

(y) the relevant Interest Rate in effect for that day; divided by

(z) 360 (or, in the case of pounds sterling, 365).

"Interest Period" means the period from (and including) the last Local Business Day on which an Interest Amount was transferred (or, if no Interest Amount has yet been transferred, the Local Business Day on which Eligible Credit Support or Equivalent Credit Support in the form of cash was transferred to or received by the Transferee) to (but excluding) the Local Business Day on which the current Interest Amount is transferred.

"Interest Rate" means, with respect to an Eligible Currency, the rate specified in Paragraph 11(f)(i) for that currency.

"Local Business Day", unless otherwise specified in Paragraph 11(h), means:

(i) in relation to a transfer of cash or other property (other than securities) under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment;

(ii) in relation to a transfer of securities under this Annex, a day on which the clearance system agreed between the parties for delivery of the securities is open for the acceptance and execution of settlement instructions or, if delivery of the securities is contemplated by other means, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place(s) agreed between the parties for this purpose;

(iii) in relation to a valuation under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place of location of the Valuation Agent and in the place(s) agreed between the parties for this purpose; and

(iv) in relation to any notice or other communication under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place specified in the address for notice most recently provided by the recipient.

"Minimum Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 11(b)(iii)(C): if no amount is specified, zero.

"New Credit Support" has the meaning specified in Paragraph 3(c)(i).

"Notification Time" has the meaning specified in Paragraph 11(c)(iv).

"Recalculation Date" means the Valuation Date that gives rise to the dispute under Paragraph 4; *provided, however,* that if a subsequent Valuation Date occurs under Paragraph 2 prior to the resolution of the dispute, then the ***"Recalculation Date"*** means the most recent Valuation Date under Paragraph 2.

"Resolution Time" has the meaning specified in Paragraph 11(c)(i).

"Return Amount" has the meaning specified in Paragraph 2(b).

"Settlement Day" means, in relation to a date, (i) with respect to a transfer of cash or other property (other than securities), the next Local Business Day and (ii) with respect to a transfer of securities, the first Local Business Day after such date on which settlement of a trade in the relevant securities, if effected on such date, would have been settled in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market in which such securities are principally traded (or, in either case, if there is no such customary practice, on the first Local Business Day after such date on which it is reasonably practicable to deliver such securities).

"Threshold" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(B); if no amount is specified, zero.

"Transferee" means, in relation to each Valuation Date, the party in respect of which Exposure is a positive number and, in relation to a Credit Support Balance, the party which, subject to this Annex, owes such Credit Support Balance or, as the case may be, the Value of such Credit Support Balance to the other party.

"Transferor" means, in relation to a Transferee, the other party.

"Valuation Agent" has the meaning specified in Paragraph 11(c)(i).

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 11(c)(ii).

"Valuation Percentage" means, for any item of Eligible Credit Support, the percentage specified in Paragraph 11(b)(ii).

"Valuation Time" has the meaning specified in Paragraph 11(c)(iii).

"Value" means, for any Valuation Date or other date for which Value is calculated, and subject to Paragraph 4 in the case of a dispute, with respect to:

(i) Eligible Credit Support comprised in a Credit Support Balance that is:

(A) an amount of cash, the Base Currency Equivalent of such amount multiplied by the applicable Valuation Percentage, if any; and

(B) a security, the Base Currency Equivalent of the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any; and

(ii) items that are comprised in a Credit Support Balance and are not Eligible Credit Support, zero.

EXHIBIT 2

CREDIT SUPPORT ANNEX
to the Schedule to the ISDA Master Agreement dated as of 9th January 2008,
as amended, restated or supplemented from time to time

between

Hermes Investment Management Limited, acting as agent and signatory for
BT Pension Scheme Trustees Limited as Trustee of the BT Pension Scheme
("**Party A**")

and

HSBC Bank plc
("**Party B**")

in respect of Transactions other than FX Transactions, Currency Option Transactions, Commodity Derivatives Transactions and Bullion Transactions

Paragraph 11. Elections and Variables

(a) **Base Currency and Eligible Currency**

(i) "Base Currency" means Pound Sterling ("**GBP**")

(ii) "Eligible Currency" means the Base Currency

(b) **Credit Support Obligations**

(i) **Delivery Amount, Return Amount and Credit Support Amount**

A. "Delivery Amount" has the meaning specified in Paragraph 2(a)

B. "Return Amount" has the meaning specified in Paragraph 2(b)

C. "Credit Support Amount" has the meaning specified in Paragraph 10

(ii) **Eligible Credit Support**

The following items will qualify as "Eligible Credit Support":-

		Party A	**Party B**	**Valuation Percentage**
A.	Cash in an Eligible Currency	Yes	Yes	100%

B.	Any other type of collateral as the parties may agree from time to time in writing to be Eligible Credit Support	Yes	Yes	As may be mutually agreed by the parties from time to time

(iii) **Thresholds**

A. "**Independent Amount**" means with respect to Party A : zero
"**Independent Amount**" means with respect to Party B : zero

B. "**Threshold**" with respect to both parties means GBP 1,000,000 provided however that if an Event of Default has occurred and is continuing with respect to a party, such party's Threshold Amount shall be zero.

C. "**Minimum Transfer Amount**" means, with respect to each party, GBP 250,000; provided that (i) if an Event of Default or a Potential Event of Default has occurred and is continuing with respect to a party, or (ii) for the purpose of the calculation of the Return Amount where a party's Credit Support Amount is, or is deemed to be, zero, the Minimum Transfer Amount with respect to that party shall be zero and Rounding shall not apply.

D. "**Rounding**". Subject to the foregoing, the Delivery Amount and the Return Amount will be rounded up and down respectively to the nearest integral multiple of GBP 10,000.

(c) **Valuation and Timing**

(i) "**Valuation Agent**" means Party B.

(ii) "**Valuation Date**" means any Local Business Day.

(iii) "**Valuation Time**" means the close of business on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculation of Value and Exposure will be made as of approximately the same time on the same date.

(iv) "**Notification Time**" means 2.00 pm, London time, on a Local Business Day.

(d) **Exchanges.** "**Exchange Date**" has the meaning specified in Paragraph 3(c)(ii).

(e) **Dispute Resolution**

(i) "**Resolution Time**" means 2.00 pm, London time, on the first Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 4.

(ii) "**Alternative**" the provisions of Paragraph 4 will apply.

(f) **Distributions and Interest Amount**

(i) **"Interest Rate"**. The "Interest Rate" in relation to each Eligible Currency specified below will be:

Pounds Sterling. The "Interest Rate" for any day means the overnight rate as set forth under the heading "SONIA" on Bloomberg.

(ii) **"Transfer of Interest Amount"**. The Transfer of Interest Amount will be made on the second Local Business Day of each calendar month or as otherwise agreed between the parties.

"Interest Period" means the period from and including the first day of each calendar month to and including the last day of each calendar month and the definition of "Interest Period" set out in Paragraph 10 hereto shall be deleted.

(iii) **"Alternative to Interest Amount"**. The provisions of Paragraph 5(c)(ii) will apply.

(g) **Addresses for Transfers** to be advised by each party to the other in writing.

(h) **Exposure.** The definition of **"Exposure"** in Paragraph 10 is hereby amended by the insertion of the word "Collateralised" after the word "if all" and before the word "Transactions" in the fourth line. The following definitions are hereby inserted into Paragraph 10:

"Collateralised Transactions" means any Transaction, except for:

(i) Transactions that are described in Section 1.1 of the 1993 ISDA Commodity Derivatives Definitions and Section 1.4. of the 1997 ISDA Bullion Definitions; and

(ii) FX Transactions,

in each case entered into by the London Office of Party A and the London Office of Party B.

"FX Transactions" and **"Settlement Date"** shall have the meanings set out in the 1998 FX and Currency Option Definitions as amended from time to time.

(i) Paragraph 9(c) **Demands and Notices** is hereby amended by the insertion of the following after the words "of this Agreement":-

"..... to the following address or number:-

Party A: Hermes Investment Management Limited
Lloyds Chambers
1 Portsoken Street
London E1 8HZ

Collateral calls/queries should be addressed to:

c/o Hermes Administration Services Limited
Lloyds Chambers
1 Portsoken Street
London E1 8HZ

Attn: Derivative Operations
Central Phone Number: +44 020 7702 0888
Central Fax Number: +44 020 7702 4331
Email: DerivativeOps@hermes.co.uk

Party B: HSBC Bank plc

Address:	8 Canada Square, London E14 5HQ
Attention:	Derivative Operations
Facsimile no.:	00 44 207 992 2784
Telephone no.:	00 44 207 992 4457
E.mail:	dataquality.te@hsbcgroup.com"

(j) **Default.** Paragraph 6 of this Annex is amended by the addition of "or a Termination Event where all Transactions are Affected Transactions" after the words "to a party" at the beginning of the second line and "or an Affected party, as the case may be" after "Defaulting Party" in the fourth line."

Please confirm your agreement to the terms of the foregoing Paragraph 11 by signing below.

HERMES INVESTMENT MANAGEMENT LIMITED, as agent and signatory for **BT PENSION SCHEME TRUSTEES LIMITED** as Trustee for the **BT PENSION SCHEME**

By: MSGreen

Name:
Title:
Date:

HSBC BANK PLC

By: [signature]

Name:
Title: JILLIAN MELTON
Date: AUTHORISED SIGNATORY
30/03/12.

EXHIBIT 3

CREDIT SUPPORT ANNEX
to the Schedule to the ISDA Master Agreement dated as of 9th January 2008,
as amended, restated or supplemented from time to time

between

Hermes Investment Management Limited, acting as agent and signatory for
BT Pension Scheme Trustees Limited as Trustee of the BT Pension Scheme,
(**"Party A"**)

and

HSBC Bank plc
(**"Party B"**)

in respect of certain FX Transactions and Currency Option Transactions only

Paragraph 11. Elections and Variables

(a) **Base Currency and Eligible Currency**

(i) "Base Currency" means Pound Sterling (**"GBP"**)

(ii) "Eligible Currency" means the Base Currency

(b) **Credit Support Obligations**

(i) **Delivery Amount, Return Amount and Credit Support Amount**

A. "Delivery Amount" has the meaning specified in Paragraph 2(a)

B. "Return Amount" has the meaning specified in Paragraph 2(b)

C. "Credit Support Amount" has the meaning specified in Paragraph 10

(ii) **Eligible Credit Support.** Only the item under Paragraph 11(b)(ii)(A) shall qualify as **"Eligible Credit Support"** for the party specified; provided that the items listed under Paragraphs 11(b)(ii) (B) to (E) inclusive shall not constitute Eligible Credit Support until such time as Party A and Party B agree otherwise in writing:-

		Party A	Party B	Valuation Percentage
A.	Cash in an Eligible Currency	Yes	Yes	100%

B.	Negotiable Debt Obligations of the United Kingdom having a residual maturity of more than thirty days but not more than one year.	Yes	Yes	99%
C.	Negotiable Debt Obligations of the United Kingdom having a residual maturity of more than one year but not more than 5 years.	Yes	Yes	98%
D.	Negotiable Debt Obligations of the United Kingdom having a residual maturity of more than 5 years but not more than 10 years.	Yes	Yes	97%
E.	Negotiable Debt Obligations of the United Kingdom having a residual maturity of more than 10 years but not more than 30 years.	Yes	Yes	95%
F.	Any other type of collateral as the parties may agree from time to time in writing to be Eligible Credit Support	Yes	Yes	As may be mutually agreed by the parties from time to time

"Negotiable Debt Obligations of the United Kingdom" means gilts and index-linked gilts issued by HM Treasury on behalf of the Government of the United Kingdom, listed on the London Stock Exchange, denominated in GBP and Euroclear eligible.

(iii) **Thresholds**

A. **"Independent Amount"** means with respect to Party A : zero
"Independent Amount" means with respect to Party B : zero

C. **"Threshold"** with respect to both parties means zero.

C. **"Minimum Transfer Amount"** means, with respect to each party, GBP 250,000; provided that (i) if an Event of Default or a Potential Event of Default has occurred and is continuing with respect to a party, or (ii) for the purpose of the calculation of the Return Amount where a party's Credit Support Amount is, or is deemed to be, zero, the Minimum Transfer Amount with respect to that party shall be zero and Rounding shall not apply.

D. **"Rounding"**. Subject to the foregoing, the Delivery Amount and the Return Amount will be rounded up and down respectively to the nearest integral multiple of GBP 10,000.

(c) **Valuation and Timing**

(i) "**Valuation Agent**" means for the purposes of Paragraphs 2 and 4, the party making the demand under Paragraph 2, and, for the purposes of Paragraph 5(c), the Transferee, as applicable provided that where such party or Transferee (as applicable) is Party A, the Valuation Agent shall be Party A or the Northern Trust Company (or an Affiliate of the Northern Trust Company) on behalf of Party A, in each case, unless there has occurred and is continuing any Event of Default with respect to a party, in which case the other party shall be the Valuation Agent.

(ii) "**Valuation Date**" means any Local Business Day.

(iii) "**Valuation Time**" means the close of business on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculation of Value and Exposure will be made as of approximately the same time on the same date.

(iv) "**Notification Time**" means 1.00 pm, London time, on a Local Business Day.

(d) **Exchanges.** "**Exchange Date**" has the meaning specified in Paragraph 3(c)(ii).

(e) **Dispute Resolution**

(i) "**Resolution Time**" means 1.00 pm, London time, on the first Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 4.

(ii) **Value.** For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, will be calculated as follows:

Disputes over Value will be resolved by the Valuation Agent seeking three bid price quotations as of the relevant Valuation Date or date of transfer from other parties which regularly act as dealers in the securities or other property in question. If three such quotes cannot be obtained, the Valuation Agent may obtain two such quotes. If two such quotes cannot be obtained, the Valuation Agent may obtain only one such quote. The Value will be the arithmetic average of the quotes obtained multiplied by the applicable Valuation Percentage, if any, specified in Paragraph 11(b)(ii). If no quotations are available for a particular transfer then the Valuation Agent's original calculation will be used for the transfer.

(iii) "**Alternative**" the provisions of Paragraph 4 will apply.

(f) **Distributions and Interest Amount**

(i) "**Interest Rate**". The "Interest Rate" in relation to each Eligible Currency specified below will be:

Pounds Sterling. The "Interest Rate" for any day means the overnight rate as set forth under the heading "SONIA" on Bloomberg.

(ii) **"Transfer of Interest Amount"**. The Transfer of Interest Amount will be made on the second Local Business Day of each calendar month or as otherwise agreed between the parties.

"Interest Period" means the period from and including the first day of each calendar month to and including the last day of each calendar month and the definition of "Interest Period" set out in Paragraph 10 hereto shall be deleted.

(iii) **"Alternative to Interest Amount"**. The provisions of Paragraph 5(c)(ii) will apply.

(g) **Addresses for Transfers** to be advised by each party to the other in writing.

(h) **Exposure.** The definition of "**Exposure**" in Paragraph 10 is hereby amended by the insertion of the word "Collateralised" after the word "if all" and before the word "Transactions" in the fourth line. The following definitions are hereby inserted into Paragraph 10:

"Collateralised Transactions" means each FX Transactions with a Settlement Date that is 2 Local Business Days or more from the relevant Trade Date and each Currency Option Transaction, in either case entered into by the London Office of Party A and the London Office of Party B, and which is notified by Party A to Party B on or before the Trade Date for such Transaction as being in respect of an FX Collateralised Mandate.

"FX Transactions", **"Currency Option Transactions"** and **"Settlement Date"** shall have the meanings set out in the 1998 FX and Currency Option Definitions as amended from time to time.

"FX Collateralised Mandates" means the following sub-accounts of Party A, using Party A's internal nomenclature:

(1) CCBT;
(2) BTSTRACH; and
(3) such other sub-accounts as Party A shall determine to be FX Collateralised Mandates from time to time, the names of which shall be promptly supplied to Party B.

(i) Paragraph 9(c) **Demands and Notices** is hereby amended by the insertion of the following after the words "of this Agreement":-

"..... to the following address or number:-

Party A: Hermes Investment Management Limited
Lloyds Chambers
1 Portsoken Street
London E1 8HZ

Collateral calls/queries should be addressed to:

c/o Hermes Administration Services Limited

Lloyds Chambers
1 Portsoken Street
London E1 8HZ

Attn: Derivative Operations
Central Phone Number: +44 020 7702 0888
Central Fax Number: +44 020 7702 4331
Email: DerivativeOps@hermes.co.uk

Party B:	HSBC Bank plc	
	Address:	8 Canada Square, London E14 5HQ
	Attention:	Derivative Operations
	Facsimile no.:	00 44 207 992 2784
	Telephone no.:	00 44 207 992 4457
	E.mail:	dataquality.te@hsbcgroup.com"

(j) **Default.** Paragraph 6 of this Annex is amended by the addition of "or a Termination Event where all Transactions are Affected Transactions" after the words "to a party" at the beginning of the second line and "or an Affected party, as the case may be" after "Defaulting Party" in the fourth line."

(k) **Ineligible Credit Support.** If at any time any Eligible Credit Support which has been transferred pursuant to Paragraph 2(a) ceases to qualify as Eligible Credit Support ("**Ineligible Credit Support**"), the Transferee shall, upon demand by the Transferor, transfer to the Transferor securities and/or cash equivalent to any Ineligible Credit Support forming part of the Transferor's Credit Support Balance. The Transferee's obligation to transfer such securities and/or cash is subject to the condition precedent that there is then no Delivery Amount applicable to the Transferor.

(l) **Valuation Agent.** Where a party is the Valuation Agent and there is any dispute as set out in Paragraph 4, that party shall forthwith upon request therefor supply to the other party valuation statements detailing the calculations utilised in determining a Delivery Amount or Return Amount (including without prejudice its calculation of Exposure, determined on a Transaction by Transaction basis), and in valuing Eligible Credit Support or Equivalent Credit Support

Please confirm your agreement to the terms of the foregoing Paragraph 11 by signing below.

HERMES INVESTMENT MANAGEMENT LIMITED, as agent and signatory for
BT PENSION SCHEME TRUSTEES LIMITED
as Trustee for the **BT PENSION SCHEME**

By: MGreen
Name:
Title:
Date:

HSBC BANK PLC

By: [signature]
Name: JILLIAN MELTON
Title: AUTHORISED SIGNATORY
Date: 30/03/12

EXHIBIT 4

CREDIT SUPPORT ANNEX
to the Schedule to the ISDA Master Agreement dated as of 9th January 2008,
as amended, restated or supplemented from time to time

between

Hermes Investment Management Limited, acting as agent and signatory for
each Principal (being a sub-fund of Hermes Investment Funds plc) to which Exhibit 4 applies in Annex A
to the Master Agreement
("**Party A**")

and

HSBC Bank plc
("**Party B**")

Party A and Party B shall be deemed to enter into a "1995 Credit Support Annex (Transfer)" in the form set out in the Exhibit 1, which shall be supplemented by the following Paragraph 11.

Paragraph 11. Elections and Variables

(a) **Base Currency and Eligible Currency**

(i) "Base Currency" means Pound Sterling ("GBP"), United States Dollar ("USD") and Euro ("EUR")

(ii) "Eligible Currency" means the Base Currency

(b) **Credit Support Obligations**

(i) **Delivery Amount, Return Amount and Credit Support Amount**

A. "Delivery Amount" has the meaning specified in Paragraph 2(a)

B. "Return Amount" has the meaning specified in Paragraph 2(b)

C. "Credit Support Amount" has the meaning specified in Paragraph 10

(ii) **Eligible Credit Support**

The following items will qualify as "Eligible Credit Support":-

		Party A	Party B	Valuation Percentage
A.	Cash in an Eligible Currency	Yes	Yes	100%

B.	Any other type of collateral as the parties may agree from time to time in writing to be Eligible Credit Support	Yes	Yes	As may be mutually agreed by the parties from time to time

(iii) **Thresholds**

A. **"Independent Amount"** means with respect to Party A : zero
"Independent Amount" means with respect to Party B : zero

D. **"Threshold"** with respect to both parties means GBP 1,000,000 provided however that if an Event of Default has occurred and is continuing with respect to a party, such party's Threshold Amount shall be zero.

C. **"Minimum Transfer Amount"** means, with respect to each party, GBP 250,000; provided that (i) if an Event of Default or a Potential Event of Default has occurred and is continuing with respect to a party, or (ii) for the purpose of the calculation of the Return Amount where a party's Credit Support Amount is, or is deemed to be, zero, the Minimum Transfer Amount with respect to that party shall be zero and Rounding shall not apply.

D. **"Rounding"**. Subject to the foregoing, the Delivery Amount and the Return Amount will be rounded up and down respectively to the nearest integral multiple of GBP 10,000.

(c) **Valuation and Timing**

(i) **"Valuation Agent"** means, for the purposes of Paragraph 2 and 4, the party making the demand under Paragraph 2, and, for the purposes of Paragraph 5(c), the Transferee, as applicable.

(ii) **"Valuation Date"** means any Local Business Day.

(iii) **"Valuation Time"** means the close of business on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculation of Value and Exposure will be made as of approximately the same time on the same date.

(iv) **"Notification Time"** means 2.00 pm, London time, on a Local Business Day.

(d) **Exchanges**

"Exchange Date" has the meaning specified in Paragraph 3(c)(ii).

(e) **Dispute Resolution**

(i) "**Resolution Time**" means 2.00 pm, London time, on the first Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 4.

(ii) "**Alternative**" the provisions of Paragraph 4 will apply.

(f) **Distributions and Interest Amount**

(i) "**Interest Rate**". The "Interest Rate" in relation to each Eligible Currency specified below will be:

Pounds Sterling. The "Interest Rate" for any day means the overnight rate as set forth under the heading "SONIA" on Bloomberg.

United States Dollar - The "Interest Rate" for any day means the Federal Funds Overnight Rate. For the purposes hereof, "Federal Funds Overnight Rate" means, for any day, an interest rate per annum equal to the rate published on Reuters Page FEDFUNDS1 for such day.

EURO - The "Interest Rate" for any day means the overnight rate as calculated by the European Central Bank and appearing on REUTERS Page EONIA on such day or in case this day is not a TARGET Settlement Day, the rate as published on the immediately preceding TARGET Settlement Day.

(ii) "**Transfer of Interest Amount**". The Transfer of Interest Amount will be made on the second Local Business Day of each calendar month or as otherwise agreed between the parties.

"**Interest Period**" means the period from and including the first day of each calendar month to and including the last day of each calendar month and the definition of "Interest Period" set out in Paragraph 10 hereto shall be deleted.

(iii) "**Alternative to Interest Amount**". The provisions of Paragraph 5(c)(ii) will apply.

(g) **Addresses for Transfers** to be advised by each party to the other in writing.

(h) **Exposure.** The definition of "**Exposure**": in Paragraph 10 is hereby amended by the insertion of the word "Collateralised" after the word "if all" and before the word "Transactions" in the fourth line. The following definitions are hereby inserted into Paragraph 10:

"**Collateralised Transactions**" means any Transaction, except for

(i) Transactions that are described in Section 1.1 of the 1993 ISDA Commodity Derivatives Definitions and Section 1.4. of the 1997 ISDA Bullion Definitions, and

(ii) spot FX Transactions with a Settlement Date that is 2 Local Business Days or less from the relevant Trade Date,

in each case entered into by the London Office of Party A and the London Office of Party B.

"**FX Transactions**" and "**Settlement Date**" shall have the meanings set out in the 1998 FX and Currency Option Definitions as amended from time to time.

(i) Paragraph 9(c) **Demands and Notices** is hereby amended by the insertion of the following after the words "of this Agreement":-

"..... to the following address or number:-

Party A: Hermes Investment Management Limited
Lloyds Chambers
1 Portsoken Street
London E1 8HZ

Collateral calls/queries should be addressed to:

c/o Hermes Administration Services Limited
Lloyds Chambers
1 Portsoken Street
London E1 8HZ

Attn: Derivative Operations
Central Phone Number: +44 020 7702 0888
Central Fax Number: +44 020 7702 4331
Email: DerivativeOps@hermes.co.uk

Party B: HSBC Bank plc

Address:	8 Canada Square, London E14 5HQ
Attention:	Derivative Operations
Facsimile no.:	00 44 207 992 2784
Telephone no.:	00 44 207 992 4457
E.mail:	dataquality.te@hsbcgroup.com"

(j) **Default.** Paragraph 6 of this Annex is amended by the addition of "or a Termination Event where all Transactions are Affected Transactions" after the words "to a party" at the beginning of the second line and "or an Affected party, as the case may be" after "Defaulting Party" in the fourth line."

(k) **Valuation Agent.** Where a party is the Valuation Agent and there is any dispute as set out in Paragraph 4, that party shall forthwith upon request therefor supply to the other party valuation statements detailing the calculations utilised in determining a Delivery Amount or Return Amount (including without prejudice its calculation of Exposure,

determined on a Transaction by Transaction basis), and in valuing Eligible Credit Support or Equivalent Credit Support

Please confirm your agreement to the terms of the foregoing Paragraph 11 by signing below.

HERMES INVESTMENT MANAGEMENT LIMITED, acting as agent and signatory for each Principal to which Exhibit 4 applies in Annex A to the Master Agreement	**HSBC BANK PLC**
By: MSGreen	By: JMelton ....
Name:	Name: JILLIAN MELTON
Title:	Title: AUTHORISED SIGNATORY
Date:	Date: 30/03/12